UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 18, 2022

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 18, 2022, Nuvve Holding Corp. (the “Company”) received notification from its independent registered public accounting firm, Moss Adams LLP (“Moss Adams”), that Moss Adams was resigning as the Company’s independent registered public accounting firm. Moss Adams’s reports on the financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim periods preceding Moss Adams’s resignation on August 18, 2022, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Moss Adams, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Additionally, during this time period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022 and June 30, 2022, the Company identified material weaknesses in its internal control over financial reporting related to (i) segregation of duties related to roles and responsibilities; and (ii) documentation of financial closing policies and procedures, including consistently establishing approval thresholds, adhering to appropriate document retention and record-keeping practices, and documenting the review of agreements and accounting estimates.

The Company provided Moss Adams with a copy of the disclosures that the Company is making in response to Item 4.01 on this Form 8-K, and requested that Moss Adams furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter dated August 19, 2022, furnished by Moss Adams in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is in the process of selecting a successor independent registered public accounting firm. The Company will provide information on the selection on a Current Report on Form 8-K once such successor is identified.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
16.1	Letter to the U.S. Securities and Exchange Commission from Moss Adams LLP, dated August 19, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2022

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chairman and Chief Executive Officer
2